EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report of Multi Solutions II, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Bryant Kirkland III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2023	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
President and Chief Executive Officer

In connection with the Quarterly Report of Multi Solutions II, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah A. Fasanelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2023	/s/ Deborah A. Fasanelli
Deborah A. Fasanelli
Chief Financial Officer, Secretary and Treasurer